Exhibit 10.1

March 18, 2024

Arab Banking Corporation (B.S.C) New York Branch

140 East 45th St., 38th Floor

New York, NY 10017

Attn: Gautier Strub

Email: Gautier.Strub@BANK-ABC.COM

Re: 5-Year Credit Agreement dated as of June 27, 2017, among NOV Inc. f/k/a National Oilwell Varco, Inc. (the “Borrower”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), an issuing lender, and US swingline lender, and the lenders party thereto from time to time (the “Lenders”) (as heretofore amended or otherwise modified, the “Credit Agreement”; the defined terms of which are used herein unless otherwise defined herein)

Ladies and Gentlemen:

Reference is made to that certain Assignment and Assumption dated effective as of March 18, 2024 (the “Assignment”) whereby DBS Bank Ltd. (“Non-Consenting Lender”) assigned to Arab Banking Corporation (B.S.C.), New York Branch $35,000,000 of its Commitment and related rights and obligations under the Credit Agreement (such assigned portion of its Commitment, the “Assigned Commitment”). The Non-Consenting Lender did not consent to the Borrower’s extension request dated as of March 22, 2021 and, therefore, prior to giving effect to this letter agreement, the Assigned Commitment had a maturity date of October 30, 2024. The parties hereto hereby agree that, upon the receipt and acknowledgment by the Administrative Agent of this letter agreement executed by the parties hereto, the Maturity Date of the Assigned Commitment is hereby extended to October 30, 2025.

Subject to the terms set forth herein, the Borrower hereby acknowledges, that the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect. This letter agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument and may be executed by electronic transmission, and all such signatures shall be effective as originals. Sections 9.10, 9.13, and 9.14 of the Credit Agreement are hereby incorporated herein by reference and shall apply to this letter agreement, mutatis mutandis.

[Signature pages follow.]

Very truly yours,

NOV INC.

By:

Name: Trevor B. Martin

Title: Vice President and Treasurer

ACKNOWLEDGED AND AGREED TO:

ARAB BANKING CORPORATION (B.S.C.) NEW YORK BRANCH

By:

Name: Gautier Strub

Title: Senior Relationship Manager

By:
Name: David Giacalone
Title: Chief Risk Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:

Name: Kevin Pang
Title: Vice President